UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 11, 2016

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on April 11, 2016 reporting the acquisition of an industrial portfolio (“REIT Portfolio”) consisting of nine properties acquired from a single-seller (the “Original Filing”), to include the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of the Portfolio Under Rule 3-14 of Regulation S-X
	Report of Independent Auditors	4
	Statements of Revenues and Certain Expenses for the three months ended March 31, 2016 (unaudited) and the year ended December 31, 2015	5
	Notes to the Statements of Revenues and Certain Expenses	6

(b)	Unaudited Pro Forma Condensed Consolidated Information
	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016	14
	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2016	10

	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements	11

(c)	Exhibits

23.1*	Consent of Ernst & Young LLP
	* Filed herewith

Report of Independent Auditors
The Board of Directors and Stockholders of Rexford Industrial Realty, Inc.
We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the Rexford Industrial Portfolio (“the REIT Portfolio”) for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the REIT Portfolio’s financial statement for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the REIT Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.
/S/ Ernst & Young LLP
Los Angeles, California
April 11, 2016

REIT PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
THREE MONTHS ENDED MARCH 31, 2016 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2015
(in thousands)

	Three Months Ended March 31, 2016	Year Ended December 31, 2015
RENTAL REVENUES
Rental revenues	$2,206	$6,933
Tenant reimbursements	713	2,761
TOTAL RENTAL REVENUES	2,919	9,694
CERTAIN OPERATING EXPENSES
Property expenses	812	3,461
TOTAL OPERATING EXPENSES	812	3,461
REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$2,107	$6,233

REIT PORTFOLIO
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION
The accompanying statements of revenues and certain expenses present the results of operations of an industrial portfolio consisting of nine properties (the “REIT Portfolio”) for the three months ended March 31, 2016 (unaudited) and the year ended December 31, 2015. The REIT Portfolio was acquired by Rexford Industrial Realty, Inc., through its operating partnership, Rexford Industrial Realty, L.P. from a third-party seller on April 15, 2016 for approximately $191 million. The table below sets forth relevant information with respect to the properties in the REIT Portfolio at the time of acquisition (unaudited).

Property Address	City	Number of Buildings	Asset Type	Year Built/ Renovated	Rentable Square Feet		Number of Leases	Occupancy
12131 Western Avenue	Garden Grove	1	Warehouse / Distribution / Manufacturing	1987/2007	207,953	(1)	1	100%
2811 S Harbor Boulevard	Santa Ana	1	Manufacturing	1977/2015	126,796		1	100%
2700-2722 S Fairview Street	Santa Ana	1	Manufacturing / Office	1964/1984	116,575		2	100%
9 Holland	Irvine	1	Manufacturing / Distribution	1980/2013	180,981		2	100%
20 Icon	Lake Forest	1	Distribution	1999/2015	102,299		1	100%
11127 Catawba Avenue	Fontana	1	Distribution	2015	145,750		1	100%
15996 Jurupa Avenue	Fontana	1	Warehouse / Distribution	2015	212,660		1	—%	(2)
16425 Gale Avenue	City of Industry	1	Warehouse / Distribution	1976	325,800		2	100%
13550 Stowe Drive	Poway	1	Warehouse	1991	112,000		1	100%
		9			1,530,814		12	86.1%

(1)	The total rentable square feet for this building is 207,953. However, as of March 31, 2016 the current tenant is occupying 192,609 square feet.

(2)	The lease was executed as of March 31, 2016 but tenant did not take possession until April 1, 2016.
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the REIT Portfolio, have been excluded. Such items include depreciation, amortization, interest expense, interest income, and amortization of above and below market leases. References to year built/renovated, square footage and occupancy rates are unaudited and excluded from the auditors’ opinion.
2.     SIGNIFICANT ACCOUNTING POLICES

Revenue Recognition
The REIT Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

REIT PORTFOLIO
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Tenant reimbursements related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the REIT Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.
Use of Estimates
A number of estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
3.    MINIMUM FUTURE LEASE RENTALS
There are various lease agreements in place with tenants to lease space in the REIT Portfolio. As of March 31, 2016, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows (unaudited and in thousands):

Years Ending December 31
2016	7,530
2017	8,548
2018	8,799
2019	8,856
2020	7,503
Thereafter	10,045
Total	51,281
Leases generally require reimbursement of the tenant's proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.
4.      TENANT CONCENTRATIONS
For the three months ended March 31, 2016 (unaudited), three tenants represented 52% of the REIT Portfolio’s rental revenue. For the year ended December 31, 2015, two tenants represented 49% of the Portfolio’s rental revenue.
5.    MANAGEMENT FEES
The REIT Portfolio incurred approximately $63,000 (unaudited) and $182,000 of management fees during the three months ended March 31, 2016 and the year ended December 31, 2015, respectively. The Seller had entered into a management agreement with a related party management company upon initial purchase of the properties. The management company performed management services including leasing, operating, supervising and maintaining the Seller’s real estate investments. Management fees are calculated as 2.5% on all rents collected each month.
The Company has no affiliation with the management company. The management agreements were terminated upon purchase of the REIT Portfolio.
6.    SUBSEQUENT EVENTS
Subsequent events were evaluated through April 11, 2016, the date the financial statements were available to be issued.

REXFORD INDUSTRIAL REALTY, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 is based on Rexford Industrial Realty, Inc.’s (the “Company”) historical consolidated balance sheet and reflects the subsequent completion of an underwritten public offering of 10,350,000 shares of common stock, the establishment of a new incremental term loan in an aggregate principal amount of $100 million and the acquisition of a nine property industrial portfolio from a single seller (the “REIT Portfolio”), as if such transactions had occurred on March 31, 2016. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared to reflect the incremental effect of the REIT Portfolio by the Company as if such transaction had occurred on January 1, 2015.
The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the REIT Portfolio had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s consolidated financial statements included on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2016
(in thousands - except share and per share data)
(Unaudited)

	Rexford Industrial Realty, Inc. (A)	Equity Offering (B)	Acquisition of REIT Portfolio (C)	Pro Forma Rexford Industrial Realty, Inc.
ASSETS
Investments in real estate, net	$1,106,635	$—	$180,871	$1,287,506
Cash and cash equivalents	6,402	175,122	(148,324)	33,200
Rents and other receivables, net	2,939	—	—	2,939
Deferred rent receivable, net	8,670	—	—	8,670
Deferred leasing costs, net	6,001	—	—	6,001
Deferred loan costs, net	1,296	—	—	1,296
Acquired lease intangible assets, net	28,802	—	12,357	41,159
Acquired indefinite-lived intangible	5,271	—	—	5,271
Other assets	5,580	—	—	5,580
Acquisition related deposit	400	—	—	400
Investment in unconsolidated real estate entities	4,144	—	—	4,144
Total Assets	1,176,140	175,122	44,904	1,396,166
LIABILITIES & EQUITY
Liabilities
Notes payable	444,010	—	42,676	486,686
Interest rate swap liability	4,949	—	—	4,949
Accounts payable, accrued expenses and other liabilities	14,897	—	20	14,917
Dividends payable	7,814	—	—	7,814
Acquired lease intangible liabilities, net	3,307	—	2,103	5,410
Tenant security deposits	11,995	—	—	11,995
Prepaid rents	2,667	—	—	2,667
Total Liabilities	489,639	—	44,799	534,438
Equity
Rexford Industrial Realty, Inc. stockholders' equity
Common Stock, $0.01 par value 490,000,000 authorized and 55,657,428 outstanding and 66,007,428 outstanding on a pro forma basis as of March 31, 2016, respectively	554	104	—	658
Additional paid in capital	723,074	175,018	—	898,092
Cumulative distributions in excess of earnings	(54,192)	—	(20)	(54,212)
Accumulated other comprehensive loss	(4,728)	—	—	(4,728)
Total stockholders' equity	664,708	175,122	(20)	839,810
Noncontrolling interests	21,793	—	125	21,918
Total Equity	686,501	175,122	105	861,728
Total Liabilities and Equity	$1,176,140	$175,122	$44,904	$1,396,166

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2016
(in thousands - except share and per share data)
(Unaudited)

	Rexford Industrial Realty, Inc. (AA)	Acquisition of REIT Portfolio (BB)		Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental income	$23,499	$2,284		$25,783
Tenant reimbursements	3,558	713		4,271
Other income	313	—		313
TOTAL RENTAL REVENUES	27,370	2,997		30,367
Management, leasing and development services	134	—		134
TOTAL REVENUES	27,504	2,997		30,501
OPERATING EXPENSES
Property expenses	7,543	812		8,355
General and administrative	3,602	—		3,602
Depreciation and amortization	11,214	2,954		14,168
TOTAL OPERATING EXPENSES	22,359	3,766		26,125
OTHER EXPENSE
Acquisition expenses	475	(164)		311
Interest expense	3,254	539	(EE)	3,793
TOTAL OTHER EXPENSE	3,729	375		4,104
TOTAL EXPENSES	26,088	4,141		30,229
Equity in income from unconsolidated real estate entities	61	—		61
NET INCOME (LOSS)	1,477	(1,144)		333
Less: net (income) loss attributable to noncontrolling interest	(52)	42		(10)
NET INCOME (LOSS) ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	1,425	(1,102)		323
Less: earnings allocated to participating securities	(78)	—		(78)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,347	$(1,102)		$245
Net income available to common stockholders per share - basic and diluted	$0.02			$—
Weighted average shares of common stock outstanding - basic	55,269,598			65,619,598
Weighted average shares of common stock outstanding - diluted	55,416,947			65,766,947

REXFORD INDUSTRIAL REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2015
(in thousands - except share and per share data)
(Unaudited)

	Pro Forma Rexford Industrial Realty, Inc. before Acquisition of Portfolio (CC)	Acquisition of Portfolio (DD)		Pro Forma Rexford Industrial Realty, Inc.
RENTAL REVENUES
Rental revenues	$81,114	$7,343		$88,457
Tenant reimbursements	10,479	2,761		13,240
Other income	1,013	—		1,013
TOTAL RENTAL REVENUES	92,606	10,104		102,710
Management, leasing and development services	584	—		584
Interest income	710	—		710
TOTAL REVENUES	93,900	10,104		104,004
OPERATING EXPENSES
Property expenses	25,000	3,461		28,461
General and administrative	15,016	—		15,016
Depreciation and amortization	41,837	7,778		49,615
TOTAL OPERATING EXPENSES	81,853	11,239		93,092
OTHER (INCOME) EXPENSE
Acquisition expenses	2,136	—		2,136
Interest expense	8,453	2,155	(EE)	10,608
TOTAL OTHER EXPENSE	10,589	2,155		12,744
TOTAL EXPENSES	92,442	13,394		105,836
Equity in income from unconsolidated real estate entities	93	—		93
Gain from early repayment of note receivable	581	—		581
Loss on extinguishment of debt	(182)	—		(182)
NET INCOME (LOSS)	1,950	(3,290)		(1,340)
Net (income) loss attributable to noncontrolling interests	(76)	120		44
NET INCOME (LOSS) ATTRIBUTABLE TO REXFORD INDUSTRIAL REALTY, INC.	1,874	(3,170)		(1,296)
Less: earnings allocated to participating securities	(223)	—		(223)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$1,651	$(3,170)		$(1,519)
Net Income (loss) attributable to common stockholders per share - basic and diluted	$0.03			$(0.02)
Weighted average shares of common stock outstanding - basic and diluted	54,024,923			64,374,923

1.	Balance sheet adjustments

(A)
Represents the unaudited historical balance sheet of Rexford Industrial Realty, Inc. (the “Company,” “we,” "our," or “us”) as of March 31, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(B)
On April 15, 2016, we completed an underwritten public offering (the "Equity Offering") of 10,350,000 shares of our common stock, $0.01 par value per share (the “Common Stock”), for net proceeds of approximately $175.1 million, after

REXFORD INDUSTRIAL REALTY, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

deducting the underwriting discount and estimated expenses payable by us, which includes the proceeds from the underwriters exercise in full of their option to purchase an additional 1,350,000 shares of Common Stock.

(C)	Reflects the acquisition of the REIT Portfolio as if it had occurred on March 31, 2016 for approximately $191 million.

The Company has performed a preliminary valuation analysis of the fair market value of the REIT Portfolio’s assets to be acquired and liabilities to be assumed. Using the total consideration for the Acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the primary purchase price as of the transaction closing date, April 15, 2016 (in thousands), which is subject to change as we complete the purchase price allocation process.

Tangible	Total Assets	Total Liabilities
Land	$90,437	$—
Buildings	81,847	—
Site Improvements	6,977	—
Tenant Improvement Allowance (Origination Costs)	1,610	—
Total Tangible	$180,871	$—

Intangible
Leasing Commissions (Origination Costs)	$2,953	$—
Legal and Marketing Costs (Origination Costs)	87	—
Above/(Below) Market Lease Value	911	(2,103)
Lease In Place Value	8,406	—
Total Intangible	$12,357	$(2,103)

Fair Value	$193,228	$(2,103)

The Company, through its operating partnership, Rexford Industrial Realty, L.P., entered into a $125 million credit agreement (the “Credit Agreement”) on January 14, 2016 with PNC Bank, National Association, as administrative agent, U.S. Bank, National Association, as syndication agent, PNC Capital Markets LLC and U.S. Bank, National Association, as joint lead arrangers and joint bookrunners, and the other lenders named therein. Under the terms of the Credit Agreement, the Company is permitted to add one or more incremental term loans in an aggregate amount not to exceed $100 million (the “Accordion”). The Company exercised the Accordion in full and established a new incremental term loan in an aggregate principal amount of $100 million (the “Incremental Term Loan”).
In connection with establishment of the Incremental Term Loan, the Company incurred approximately $824,000 of debt issuance costs which are presented as a reduction to Notes Payable.
The proceeds from the Equity Offering and the Incremental Term Loan were partially used to fund the acquisition of the REIT Portfolio and for the repayment of $56.5 million outstanding on our unsecured revolving credit facility.

2.	Income statement adjustments

(AA) Represents the unaudited historical consolidated operations of the Company for the three months ended March 31, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(BB) The pro forma adjustments reflect the results of operations for the three months ended March 31, 2016 for the REIT Portfolio as if it had been acquired on January 1, 2015. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental revenues include adjustments for the amortization of the net amount of above- and below-market rents.

REXFORD INDUSTRIAL REALTY, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

Depreciation and amortization amounts were determined based on management’s evaluation of the estimated remaining useful lives of the properties in the REIT Portfolio and intangibles. The values allocated to buildings, site improvements, in-place lease intangibles and tenant improvements are depreciated on a straight-line basis using an estimated remaining life of 10-30 years for buildings, 5-20 years for site improvements, and the shorter of the estimated useful life or respective lease term for in-place lease intangibles and tenant improvements. In utilizing these useful lives for determining the pro forma adjustments, management considered the length of time the property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life.
Acquisition costs directly attributable to the transaction have been eliminated in a pro forma adjustment. These acquisition costs are nonrecurring charges directly attributable to the purchase business combination.

(CC) Represents the audited historical consolidated operations of the Company for the year ended December 31, 2015. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(DD) The pro forma adjustments reflect the results of operations for the year ended December 31, 2015 for the REIT Portfolio as if it had been acquired on January 1, 2015. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental revenues include adjustments for the amortization of the net amount of above- and below-market rents.

Depreciation and amortization amounts were determined based on management’s evaluation of the estimated remaining useful lives of the properties in the REIT Portfolio and intangibles. The values allocated to buildings, site improvements, in-place lease intangibles and tenant improvements are depreciated on a straight-line basis using an estimated remaining life of 10-30 years for buildings, 5-20 years for site improvements, and the shorter of the estimated useful life or respective lease term for in-place lease intangibles and tenant improvements. In utilizing these useful lives for determining the pro forma adjustments, management considered the length of time the property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life.

(EE)
Reflects the adjustment to interest expense as if the Incremental Term Loan at an interest rate of one-month LIBOR, as of the transaction date, plus the applicable LIBOR margin of 1.60%, had occurred on January 1, 2015. On a pro forma basis, if LIBOR were to increase by 1/8%, interest expense would have increased by and net loss would have increased by $70,000 and $252,000 for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively. Conversely, if LIBOR were to decrease by 1/8%, interest expense would have decreased by and net loss from continuing operations would have decreased by $70,000 and $252,000 for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively. Additionally, the adjustment reflects the amortization of debt issuance costs incurred in connection with the Incremental Term Loan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
May 12, 2016	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
May 12, 2016	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young, LLP